GMN-SUMSUP-1

Summary Prospectus Supplement dated June 28, 2018

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, R5, R6 and Y shares of the Fund listed below:

Invesco Global Market Neutral Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael Abata	Portfolio Manager	2013
Nils Huter	Portfolio Manager	2013
Robert Nakouzi	Portfolio Manager	2018”

GMN-SUMSUP-1